UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 28, 2024
Date of Report (date of earliest event reported)

MOOG Inc.
(Exact name of registrant as specified in its charter)

NY	1-05129		16-0757636
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

400 Jamison Rd	East Aurora,	New York	14052-0018
(Address of principal executive offices)			(Zip Code)
(716) 652-2000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	MOG.A	New York Stock Exchange
Class B common stock	MOG.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01	Other Events.
On June 28, 2024, Moog Military Aircraft LLC (“MMA”), a subsidiary of Moog Inc. (the “Company”), received a facility security clearance (“FCL”) from the U.S. Department of Defense.

Previously, the Company’s security clearance was “invalidated” by the Defense Counterintelligence and Security Agency (the “DCSA”) on the basis that the Company’s Senior Management Official, Chief Executive Officer Pat Roche, is not a U.S. citizen.

To resolve this matter, the Company formed MMA with an independent organizational structure and procedures to ensure the protection of classified information. Mark Graczyk, President of Military Aircraft, is serving as President and Senior Management Official for MMA, reporting into MMA’s Board of Managers. MMA’s FCL allows it to bid on and receive new classified contracts from U.S. government contracting agencies and from prime contractors.

MMA’s receipt of a FCL will not have an impact on the Company’s fiscal 2024 financial guidance.

Cautionary Statement

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which can be identified by words such as: “may,” “will,” “should,” “believes,” “expects,” “expected,” “intends,” “plans,” “projects,” “approximate,” “estimates,” “predicts,” “potential,” “outlook,” “forecast,” “anticipates,” “presume,” “assume” and other words and terms of similar meaning (including their negative counterparts or other various or comparable terminology). These forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995, are neither historical facts nor guarantees of future performance and are subject to several factors, risks and uncertainties, the impact or occurrence of which could cause actual results to differ materially from the expected results described in the forward-looking statements.

Although it is not possible to create a comprehensive list of all factors that may cause our actual results to differ from the results expressed or implied by our forward-looking statements or that may affect our future results, some of these factors and other risks and uncertainties are described in Item 1A “Risk Factors” of our Annual Report on Form 10-K and in our other periodic filings with the Securities and Exchange Commission (“SEC”) and include, but are not limited to, risks relating to: (i) our operation in highly competitive markets with competitors who may have greater resources than we possess; (ii) our operation in cyclical markets that are sensitive to domestic and foreign economic conditions and events; (iii) our heavy dependence on government contracts that may not be fully funded or may be terminated; (iv) supply chain constraints and inflationary impacts on prices for raw materials and components used in our products; (v) failure of our subcontractors or suppliers to perform their contractual obligations; and (vi) our accounting estimations for over-time contracts and any changes we need to make thereto. You should evaluate all forward-looking statements made in this press release in the context of these risks and uncertainties.

While we believe we have identified and discussed in our SEC filings the material risks affecting our business, there may be additional factors, risks and uncertainties not currently known to us or that we currently consider immaterial that may affect the forward-looking statements we make herein. Given these factors, risks and uncertainties, investors should not place undue reliance on forward-looking statements as predictive of future results. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to update any forward-looking statement made in this press release, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOOG INC.

Dated:	July 2, 2024	By:	/s/ Nicholas Hart
		Name:	Nicholas Hart
Controller